TABLE OF CONTENTS

   USAA Family of Funds                                                 1
   Message from the President                                           2
   Investment Review                                                    4
   Message from the Managers                                            5
   Financial Information:
      Statement of Assets and Liabilities                               8
      Portfolio of Investments in Securities                            9
      Notes to Portfolio of Investments in Securities                  17
      Statement of Operations                                          18
      Statements of Changes in Net Assets                              19
      Notes to Financial Statements                                    20

================================================================================

                          IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA World Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


(Photograph of the President, Michael J. C. Roth, CFA, appears here.)

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.





                                INVESTMENT REVIEW

WORLD GROWTH FUND
OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: At least 65 percent of the Fund's assets are invested in common stocks and other equity securities of both foreign and domestic issuers, including securities which are convertible into common stocks and REITs. The remainder of the Fund's assets may be invested in U.S. government guaranteed securities which mature in less than one year and in repurchase agreements collateralized by such securities.

                                                   5/31/97        11/30/97
        Net Assets............................ $306.8 MILLION   $319.1 MILLION
        Net Asset Value Per Share.............      16.84           16.57

        AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
        May 31, 1997 to November 30, 1997..............................   1.50%+
        1 Year.........................................................  12.29%
        5 Years........................................................  13.72%
        Since inception on October 1, 1992.............................  13.52%

        + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                   CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of the USAA World Growth Fund, Morgan Stanley Capital Index
(MSCI)-World and the Lipper Global Funds Average. The data from the graph are as follows:


                  USAA WORLD                          LIPPER GLOBAL FUNDS
                  GROWTH FUND       MSCI-World              AVERAGE
                  -----------       ----------              -------

10/01/92           10,000            10,000                  10,000
12/92              10,290             9,974                  10,226
06/93              11,050            11,485                  11,289
12/93              12,763            12,218                  13,450
06/94              12,582            12,661                  13,035
12/94              12,844            12,838                  13,086
06/95              13,574            14,012                  14,195
12/95              14,494            15,498                  15,175
06/96              16,303            16,596                  16,681
12/96              17,260            17,587                  17,618
06/97              19,866            20,293                  19,816
11/97              19,282            20,118                  19,376


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund to its benchmark, the Morgan Stanley Capital Index
(MSCI)-World, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market, and the Lipper Global Funds Average, an average performance level of all global funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.




                           MESSAGE FROM THE MANAGERS

[Photograph of Portfolio Managers appears here: R. David Ullom, CFA (Domestic Stocks), David G. Peebles, CFA (Allocation Manager, Foreign Stocks), Albert C. Sebastian, CFA (Foreign Stocks), and W. Travis Selmier, II, CFA (Foreign Stocks).]

MARKET CONDITIONS
Your Fund's total return of 12.29% has outperformed the Lipper Global Funds Average(1) return of 11.54% for the one-year period ended November 30, 1997.(2) As mentioned in the last two reports, European markets have continued to perform favorably while emerging markets have been mixed. The underweighted position in Japan has proved correct.

EUROPE
European markets provided favorable returns over the period because of earnings growth, falling interest rates, and corporate restructuring. Within Europe, we significantly increased our exposure to the United Kingdom because of attractive valuations and a stable, pro-business political environment. Our holdings in Italy, Portugal, and the United Kingdom made significant contributions to our European performance.

EMERGING MARKETS
A series of currency devaluations in Asia has caused turmoil and political disarray in the region. This situation has brought about a reduction in forecasted economic growth. While we believe the Brazilian economy will be affected by the Asian slowdown, Argentina, Peru, and Mexico continue to recover, driven by improving domestic economies. In Mexico's case, stronger economic ties with the U.S. are a driving force. Political and economic reform have gained momentum in Russia and Hungary. Falling inflation and interest rates in Israel have underpinned its market rally while the prospect of economic reform has fueled Turkey's rise.

JAPAN
Asia's currency crisis, combined with problems within the banking system, has begun to take a toll on the Japanese economy and stock market. We continue to hold export-related stocks while looking for quality domestic-related companies. We have not changed our underweighted position in Japan and believe that decisive action on restructuring the tax and financial system is needed.

DOMESTIC STOCKS
Over the latest six months, the allocation to domestic equities has increased slightly, from 23.9% to 25.7%. Domestic returns were hampered by investments in Healthcare, selected investments in Electronics Semiconductors, and Computer Software & Service. These investments represent quality companies, whose shares should return to favor over the coming six to twelve months. Domestic returns positive to the Fund have been our investments in Retailing and Oil Service. Although we remain positive on both industries, we have slightly reduced our exposure.

OTHER MARKETS
Our overweighted position in Canada reflects the attractiveness of the economy as well as our favorable outlook for Canadian energy stocks. In Australia, we have reduced equities to a neutral position.

OUTLOOK
We will continue to favor European markets because of their economic and political stability, favorable valuations, and more predictable earnings growth. Divergence in emerging markets should continue as most Asian markets remain weak while many Latin, Eastern European, and other markets are likely to recover sooner. We remain negative on Japan and feel that it offers only selective opportunities. While we feel the U.S. market is fairly valued, it does offer political and economic stability and continued prospects of lower interest rates.

(1)The Lipper Global Funds Average is an average performance level of all global funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.




                                Asset Allocation

A pie chart is shown here depicting the Asset Allocation as of November 30, 1997 of the USAA World Growth Fund to be:

Sweden 2.5%, Switzerland 2.9%, Germany 2.6%, Denmark 3.0%, Italy 3.1%, Netherlands 4.0%, Canada 4.5%, France 5.0%, Japan 9.0%, United Kingdom 9.7%, U.S.A. 25.7% and Other (Countries with less than 2.5% of the portfolio and U.S. Government & Agency issue) 27.7%



* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


     TOP 10 EQUITY HOLDINGS
        (% OF NET ASSETS)
Akzo Nobel                   1.3
Autoliv SDR                  1.2
Cookson Group Petroleum      1.2
Elf Aquitaine ADS            1.1
Novartis AG                  1.0
Veba AG                      1.0
Lucent Technologies           .9
Portugal Telecom ADS          .9
Telefonica De Espana ADR      .9
Tomkins PLC                   .9


       TOP 10 INDUSTRIES
       (% OF NET ASSETS)
Telephones                                5.0
Banks - Major Regional                    4.9
Auto Parts                                4.5
Drugs                                     3.4
Computer Software & Service               3.3
Oil - International Integrated            3.1
Oil & Gas - Exploration & Production      2.7
Communication Equipment                   2.5
Oil & Gas - Drilling & Equipment          2.5
Services - Commercial & Consumer          2.2

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 9 for a complete listing of the Portfolio of Investments in Securities.


World Growth Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)



Assets
   Investments in securities, at market value (identified cost of $252,659)                  $  318,134
   Cash                                                                                              35
   Cash denominated in foreign currencies (identified cost of $2,237)                             1,957
   Receivables:
      Capital shares sold                                                                            77
      Dividends and interest                                                                        477
      Securities sold                                                                             2,347
   Unrealized appreciation on foreign currency contracts held, at value                              15
                                                                                             ----------
         Total assets                                                                           323,042
                                                                                             ----------
Liabilities
   Securities purchased                                                                           3,459
   Unrealized depreciation on foreign currency contracts held, at value                               1
   Capital shares redeemed                                                                          124
   USAA Investment Management Company                                                               200
   USAA Transfer Agency Company                                                                      64
   Accounts payable and accrued expenses                                                            105
                                                                                             ----------
         Total liabilities                                                                        3,953
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  319,089
                                                                                             ==========

Represented by:
   Paid-in capital                                                                           $  242,917
   Accumulated undistributed net investment income                                                  667
   Accumulated net realized gain on investments                                                  10,310
   Net unrealized appreciation of investments                                                    65,475
   Net unrealized depreciation on foreign currency translations                                    (280)
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  319,089
                                                                                             ==========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               19,260
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    16.57
                                                                                             ==========


See accompanying notes to financial statements.


World Growth Fund
Portfolio of Investments in Securities

November 30, 1997
(Unaudited)
                                           Market
     Number                                 Value
   of Shares           Security             (000)
   ---------           --------            ------


               Foreign Securities (69.9%)
                 Foreign Stocks (69.4%)
             Argentina (0.6%)
     34,900  Banco Rio de La Plata
              S.A. ADR *                $     438
     18,000  Disco S.A. ADS *                 646
     10,708  IRSA Inversiones y
              Representaciones S.A. GDS       327
     18,900  Telefonica de Argentina
              S.A. ADR                        625
-------------------------------------------------
                                            2,036
-------------------------------------------------

             Australia (2.0%)
    215,000  Broken Hill Proprietary
              Co. Ltd.                      1,972
    163,600  CSL Ltd.                       1,072
    275,000  Pasminco Ltd.                    285
    649,000  Telstra Corp. Ltd. *           1,219
    252,739  Woodside Petroleum Ltd.        1,812
-------------------------------------------------
                                            6,360
-------------------------------------------------

             Austria (1.7%)
     10,849  Austria Mikro Systeme
              International AG                656
     16,810  Boehler Uddeholm AG            1,135
     42,897  VA Stahl AG                    1,585
     14,300  VA Technologie AG              2,154
-------------------------------------------------
                                            5,530
-------------------------------------------------

             Belgium (0.7%)
      1,737  Colruyt S.A.                     890
     18,800  Union Miniere S.A. *           1,354
-------------------------------------------------
                                            2,244
-------------------------------------------------

             Brazil (2.0%)
 17,980,000  Companhia Energetica de Minas
              Gerais (Cemig) (Preferred)      875
     60,000  Multicanal Participacoes S.A.
              ADS (Preferred) *               285
     57,700  Panamerican Beverages,
              Inc. "A"                      1,976
  4,500,000  Petroleo Brasileiro S.A.
              (Preferred)                     982
 10,600,000  Telebras PN S.A. (Preferred)   1,105
     25,000  Uniao de Bancos Brasileiros
              S.A. (Unibanco) GDR *           719
     61,000  Usinas Siderurgicas de Minas
              Gerais S.A. (Preferred)         390
-------------------------------------------------
                                            6,332
-------------------------------------------------

             Canada (4.5%)
     44,000  Alliance Forest Products, Inc. * 707
    148,300  Anderson Exploration Ltd. *    1,374
     28,500  Cadillac Fairview Corp. *        675
     48,000  Canadian National Railway Co.  2,481
    125,100  Canadian Occidental
              Petroleum Ltd.                2,791
    185,000  National Bank of Canada        2,715
     76,000  OSF, Inc. *                      534
     17,600  St. Laurent Paperboard, Inc. *   223
     82,400  Suncor, Inc.                   2,714
-------------------------------------------------
                                           14,214
-------------------------------------------------

             Chile (0.5%)
     14,600  Compania de Telefonos
              de Chile ADR                    395
     26,000  Distribucion y Servicio D&S
              S.A. ADS                        454
     13,000  Sociedad Quimica y Minera
              de Chile S.A. ADS               598
-------------------------------------------------
                                            1,447
-------------------------------------------------

             China (0.4%)
    430,000  Cosco Pacific Ltd.               300
  2,000,000  Jiangsu Expressway Co. Ltd. *    391
    250,000  New World
              Infrastructure Ltd. *           493
-------------------------------------------------
                                            1,184
-------------------------------------------------

             Czech Republic (0.3%)
     21,200  Komercni Banka A.S. GDR          265
      5,700  SPT Telecom A.S. *               600
-------------------------------------------------
                                              865
-------------------------------------------------

             Denmark (3.0%)
     27,100  Carli Gry International A/S    1,534
     43,000  ISS International Service
              System A/S "B" *              1,441
     96,600  SAS Danmark A/S                1,468
     22,550  Tele Danmark A/S "B"           1,347
     55,000  Tele Danmark A/S ADS           1,643
     30,000  Unidanmark A/S                 2,119
-------------------------------------------------
                                            9,552
-------------------------------------------------

             Egypt (0.2%)
     27,100  Suez Cement Co. S.A.E. GDS       548
-------------------------------------------------

             Finland (1.2%)
     32,000  Nokia Corp. ADS                2,660
      8,460  Raision Tehtaat *                973
     18,700  Rauma OY                         322
-------------------------------------------------
                                            3,955
-------------------------------------------------

             France (5.0%)
      7,600  Accor S.A.                     1,437
     35,000  Bouygues Offshore S.A. ADR       788
     54,700  Coflexip ADS                   2,721
     60,300  Elf Aquitaine ADS              3,452
     20,000  Eramet Group                     796
      7,000  Essilor International          1,952
      7,330  ISIS S.A. *                      823
     18,500  Louis Dreyfus Citrus             541
     33,000  Renault S.A. *                   924
      8,500  Simco S.A.                       605
     30,000  Valeo S.A.                     1,984
-------------------------------------------------
                                           16,023
-------------------------------------------------

             Germany (2.6%)
     28,200  Bayer AG                       1,044
     27,000  Leica Camera AG                  609
     67,700  Rofin-Sinar Technologies, Inc. * 999
      4,200  SAP AG                         1,222
      3,600  SAP AG (Preferred)             1,108
      2,600  Singulus Technologies AG *       114
     52,250  Veba AG                        3,105
-------------------------------------------------
                                            8,201
-------------------------------------------------

             Hong Kong (0.9%)
  1,020,000  Amoy Properties Ltd.             877
     32,000  Asia Satellite
              Telecommunications
              Holdings Ltd. ADR               678
    145,000  CITIC Pacific Ltd.               578
     87,000  Hutchison Whampoa Ltd.           580
-------------------------------------------------
                                            2,713
-------------------------------------------------

             Hungary (0.7%)
     31,600  Magyar Tavkozlesi RT.
              (MATAV) ADS *                   640
     60,000  Mol Magyar Olaj-Es
              Gazipari GDS                  1,259
      9,000  OTP Bank GDR *                   280
-------------------------------------------------
                                            2,179
-------------------------------------------------

             India (0.6%)
     33,000  Hindalco Industries Ltd. GDR     742
     56,800  Larsen & Toubro Ltd. GDR         554
     44,900  Videsh Sanchar Nigam
              Ltd. GDR                        595
-------------------------------------------------
                                            1,891
-------------------------------------------------

             Indonesia (0.2%)
    538,000  PT Astra International, Inc.     280
    176,000  PT Bank Dagang Nasional
              Indonesia Warrants *              3
    250,000  PT HM Sampoerna                  332
-------------------------------------------------
                                              615
-------------------------------------------------

             Israel (0.8%)
     32,300  Blue Square - Israel Ltd. ADS *  315
     38,900  ECI Telecommunications Ltd.    1,058
     27,000  Teva Pharmaceutical
              Industries Ltd. ADR           1,336
-------------------------------------------------
                                            2,709
-------------------------------------------------

             Italy (3.1%)
     46,400  ENI S.p.A. ADS                 2,694
    186,000  Erg S.p.A. *                     706
     35,000  Gucci Group N. V. *            1,424
     55,100  Instrumentation Laboratory
              S.p.A. ADS *                    110
    190,000  Italgas S.p.A.                   733
     27,700  SAES Getters S.p.A. ADR          287
  2,165,000  SEAT S.p.A. *                    859
  2,244,000  SEAT S.p.A. Savings *            580
    632,000  Telecom Italia S.p.A. *        2,491
-------------------------------------------------
                                            9,884
-------------------------------------------------

             Japan (8.3%)
     65,000  Bridgestone Corp.              1,411
     85,000  Canon, Inc.                    2,051
     63,000  Daibiru Corp.                    617
    200,000  Hitachi Ltd.                   1,418
     32,000  Hoya Corp.                       978
     30,000  Ito-Yokado Co. Ltd.            1,354
     34,000  Justsystem Corp.                 373
     78,600  Laox Co. Ltd.                    616
    179,000  Minebea Co. Ltd.               1,991
    200,000  Mitsubishi Heavy Industries Ltd. 787
     63,000  Namco                          2,014
     12,000  Nichiei Co. Ltd.               1,316
      3,800  Nippon Television Network      1,227
    430,000  NKK Corp.                        435
    123,000  Nomura Securities Co. Ltd.     1,523
         39  NTT Data Communications
              Systems Corp.                 1,894
    176,000  Sekisui Chemical Co. Ltd.      1,281
    140,000  Shiseido Co. Ltd.              1,898
     19,000  Sony Corp.                     1,623
    104,000  Terumo Corp.                   1,630
     72,000  Yamada Denki Co.                 677
-------------------------------------------------
                                           27,114
-------------------------------------------------

             Malaysia (0.1%)
     86,000  Edaran Otomobil
              Nasional Bhd                    199
-------------------------------------------------

             Mexico (1.1%)
    500,000  Controladora Comercial
              Mexicana, S.A. de C.V.          547
     53,714  Desc, Sociedad de Fomento
              Industrial, S.A. de C.V. ADS  2,018
     50,000  Tubos de Acero de Mexico,
              S.A. ADS *                    1,106
-------------------------------------------------
                                            3,671
-------------------------------------------------

             Netherlands (4.0%)
     23,200  Akzo Nobel N.V.                4,081
     28,500  Benckiser N.V. "B" ADR *         991
      4,800  Brunel International N.V. *       88
     21,000  EVC International N.V.           491
     48,650  ING Group N.V.                 1,978
     10,900  Oce-van der Grinten N.V.       1,242
     23,000  Philips Electronics N.V.       1,541
      5,460  Simac Techniek N.V. *            622
     72,100  Verenigd Besit VNU             1,727
-------------------------------------------------
                                           12,761
-------------------------------------------------

             Norway (2.0%)
    573,000  Christiania Bank og
              Kreditkasse                   2,064
     99,000  Nycomed ASA, Series A          2,567
     32,300  Nycomed ASA, Series B            808
     64,300  Schibsted ASA                  1,091
-------------------------------------------------
                                            6,530
-------------------------------------------------

             Peru (0.2%)
     25,600 Telefonica del Peru S.A.
              "B" ADS                         538
-------------------------------------------------

             Philippines (0.1%)
  1,400,000  SM Prime Holdings, Inc.          220
-------------------------------------------------

             Poland (0.4%)
     80,000  Elektrim S.A.                    769
    115,000  Polifarb Cieszyn-Wroclaw S.A.    472
     38,333  Polifarb Cieszyn-Wroclaw
              S.A. "D" *                      157
-------------------------------------------------
                                            1,398
-------------------------------------------------

             Portugal (1.9%)
     34,600  Banco Totta E Acores S.A.        653
      6,300  Brisa-Auto Estradas de
              Portugal S.A. *                 193
     88,000  Cimentos de Portugal S.A.      2,229
     62,900  Portugal Telecom S.A. ADS *    2,886
-------------------------------------------------
                                            5,961
-------------------------------------------------

             Russia (1.0%)
     17,000  LUKoil ADR                     1,370
     30,000  Mosenergo ADR *                1,072(a)
  3,908,000  Unified Energy Systems *         884
-------------------------------------------------
                                            3,326
-------------------------------------------------

             Singapore (0.5%)
    200,000  DBS Land Ltd.                    340
    216,000  Overseas Union Bank Ltd.         847
    150,000  Singapore Land Ltd.              440
-------------------------------------------------
                                            1,627
-------------------------------------------------

             South Africa (0.3%)
     34,200  South African Breweries Ltd.     838
-------------------------------------------------

             Spain (1.9%)
     29,273  Corporacion Bancaria
              de Espana S.A. *              1,816
     26,100  Corporacion Mapfre             1,274
     34,200  Telefonica de Espana
              S.A. ADR                      2,959
-------------------------------------------------
                                            6,049
-------------------------------------------------

             Sweden (2.5%)
     97,300  Autoliv, Inc. SDR              3,717
      7,800  Munters AB *                      75
     89,500  NK Cityfastigheter AB *          655
     22,600  Nordbanken AB                    805
    116,900  Swedish Match AB *               395
     89,300  Volvo AB                       2,382
-------------------------------------------------
                                            8,029
-------------------------------------------------

             Switzerland (2.9%)
      2,064  Novartis AG                    3,298
      9,300  Selecta Group AG *             1,246
      1,030  SGS Group AG                   1,924
      2,931  Sulzer AG P.C.                 1,936
      3,121  Tag Heuer International S.A. *   303
     49,900  Tag Heuer International
              S.A. ADR *                      493
-------------------------------------------------
                                            9,200
-------------------------------------------------

             Taiwan (0.6%)
  1,233,075  China Steel Corp.                903
    901,589  Far Eastern Department
              Store, Ltd.                     881
     88,000  Microtek International, Inc. *    98
-------------------------------------------------
                                            1,882
-------------------------------------------------

             Turkey (0.3%)
 27,085,085  Yapi Ve Kredi Bankasi A.S.       844
-------------------------------------------------

             United Kingdom (9.7%)
    587,000  Avis Europe plc                1,527
    224,900  Billiton plc *                   555
    136,000  British Borneo Petroleum plc   1,015
    190,000  Cadbury Schweppes plc          1,973
  1,085,000  Cookson Group plc              3,757
    490,000  Corporate Services Group plc   1,713
     71,400  DFS Furniture Co. plc            703
     24,200  Doncasters plc ADS *             629
    230,400  EMI Group plc                  1,736
     92,000  Harvey Nichols plc               356
    219,300  Ionica Group plc *               444
    800,000  LucasVarity plc                2,567
    555,000  Medeva plc                     1,875
    175,000  National Westminster Bank plc  2,654
    141,600  Reuters Holdings plc           1,598
    475,000  Safeway plc                    2,599
    590,000  Tomkins plc                    2,999
    508,000  WPP Group plc                  2,265
-------------------------------------------------
                                           30,965
-------------------------------------------------

             Venezuela (0.3%)
     22,000  Compania Anonima Nacional
              Telefonos de Venezuela ADS      869
-------------------------------------------------

             Other Holdings (0.3%)
  1,072,000  Central European Growth
              Fund plc *                    1,086
-------------------------------------------------

             Total foreign stocks
              (cost: $186,137)            221,589
-------------------------------------------------



     Principal                             Market
      Amount                                Value
      (000)          Security               (000)
       ---           --------               -----

                  Foreign Bond (0.5%)
             Japan
      1,450  MBL International Finance
              (Bermuda) Trust, Convertible
              Notes, 3.00%, 11/30/02
              (cost: $1,486)                1,537
-------------------------------------------------

             Total foreign securities
              (cost: $187,623)            223,126
-------------------------------------------------

                                           Market
     Number                                 Value
   of Shares       Security                 (000)
   ---------       --------                 -----

              Domestic Stocks (25.7%)
             Aerospace/Defense (0.9%)
     32,000  Boeing Co.                     1,700
     21,000  Precision Castparts Corp.      1,247
-------------------------------------------------
                                            2,947
-------------------------------------------------

             Aluminum (0.5%)
     22,000  Aluminum Co. of America        1,479
-------------------------------------------------

             Automobiles (0.3%)
     25,000  Ford Motor Co.                 1,075
-------------------------------------------------

             Auto Parts (0.5%)
     33,000  Lear Corp. *                   1,545
-------------------------------------------------

             Banks - Major Regional (0.6%)
     36,000  SouthTrust Corp.               1,962
-------------------------------------------------

             Banks - Money Center (0.9%)
     16,800  Bankers Trust New York Corp.   1,992
      8,000  Chase Manhattan Corp. *          869
-------------------------------------------------
                                            2,861
-------------------------------------------------

             Beverages - Nonalcoholic (0.5%)
     40,000  PepsiCo, Inc.                  1,475
-------------------------------------------------

             Biotechnology (0.4%)
     24,000  Amgen, Inc. *                  1,227
-------------------------------------------------

             Chemicals (0.6%)
      8,000  Dow Chemical Co.                 790
     28,000  Monsanto Co.                   1,223
-------------------------------------------------
                                            2,013
-------------------------------------------------

             Chemicals - Diversified (0.6%)
     40,000  B.F. Goodrich Co.              1,780
-------------------------------------------------

             Communication - Equipment
               Manufacturers (1.4%)
     35,133  Lucent Technologies, Inc.      2,815
     25,000  Motorola, Inc.                 1,572
-------------------------------------------------
                                            4,387
-------------------------------------------------

             Computer - Networking (0.5%)
     20,500  Cisco Systems, Inc. *          1,768
-------------------------------------------------

             Computer Software
               & Service (1.0%)
      4,500  J.D. Edwards & Co. *             154
     14,000  Microsoft Corp. *              1,981
     32,400  Sterling Commerce, Inc. *      1,126
-------------------------------------------------
                                            3,261
-------------------------------------------------

             Consumer Jewelry and
               Novelties - Miscelleneous (0.5%)
     42,000  American Greetings Corp.       1,543
-------------------------------------------------

             Containers - Metals & Glass (0.5%)
     43,000  Ball Corp.                     1,655
-------------------------------------------------

             Electrical Equipment (0.6%)
     37,000  Rockwell International Corp.   1,804
-------------------------------------------------

             Electronics -
               Semiconductors (1.1%)
     20,000  Intel Corp.                    1,553
     59,000  National
              Semiconductor Corp. *         1,954
-------------------------------------------------
                                            3,507
-------------------------------------------------

             Equipment -
               Semiconductors (0.4%)
     44,000  Applied Materials, Inc. *      1,452
-------------------------------------------------

             Finance - Consumer (0.4%)
     22,000  Associates First Capital Corp. 1,413
-------------------------------------------------

             Finance - Diversified (0.7%)
     41,000  Morgan Stanley, Dean Witter,
              Discover & Co.                2,227
-------------------------------------------------

             Foods (0.3%)
     82,500  Authentic Specialty
              Foods, Inc. *                   815
-------------------------------------------------

             Healthcare - Diversified (0.8%)
     12,000  American Home Products Corp.     839
     18,000  Bristol-Myers Squibb Co.       1,685
-------------------------------------------------
                                            2,524
-------------------------------------------------

             Healthcare - HMOs (0.8%)
     23,000  Pacificare Health
              Systems, Inc. *               1,185
     24,000  United HealthCare Corp.        1,249
-------------------------------------------------
                                            2,434
-------------------------------------------------

             Healthcare - Specialized
               Services (0.6%)
     45,800  COHR, Inc. *                     564
     53,833  Total Renal Care
              Holdings, Inc. *              1,393
-------------------------------------------------
                                            1,957
-------------------------------------------------

             Household Products (1.1%)
     23,000  Kimberly-Clark Corp.           1,197
     32,000  Procter & Gamble Co.           2,442
-------------------------------------------------
                                            3,639
-------------------------------------------------

             Insurance - Multi-Line
               Companies (0.7%)
     22,500  American International
              Group, Inc.                   2,268
-------------------------------------------------

             Insurance -
               Property/Casualty (0.3%)
     22,000  Travelers Property
              Casualty Corp.                  874
-------------------------------------------------

             Machinery - Diversified (1.0%)
     36,000  Deere & Co.                    1,973
     41,808  Flowserve Corp. *              1,124
-------------------------------------------------
                                            3,097
-------------------------------------------------

             Manufacturing -
               Specialized (0.7%)
     56,000  Avery Dennison Corp.           2,345
-------------------------------------------------

             Medical Products
               & Supplies (0.7%)
     32,000  Medtronic, Inc.                1,528
     19,000  St. Jude Medical, Inc. *         563
-------------------------------------------------
                                            2,091
-------------------------------------------------

             Oil - Domestic Integrated (0.4%)
     32,000  Unocal Corp.                   1,274
-------------------------------------------------

             Oil & Gas -
               Drilling/Equipment (1.1%)
     40,000  Halliburton Co.                2,158
     30,000  Transocean Offshore, Inc.      1,423
-------------------------------------------------
                                            3,581
-------------------------------------------------

             Oil & Gas - Exploration
               & Production (0.5%)
     45,000  Apache Corp.                   1,654
-------------------------------------------------

             Photography - Imaging (0.5%)
     22,000  IKON Office Solutions, Inc.      669
     10,100  Xerox Corp.                      785
-------------------------------------------------
                                            1,454
-------------------------------------------------

             Restaurants (0.4%)
     70,000  Brinker International, Inc. *  1,033
      4,000  Tricon Global
              Restaurants, Inc. *             135
-------------------------------------------------
                                            1,168
-------------------------------------------------

             Retail - General
               Merchandising (0.4%)
     32,127  Dollar General Corp.           1,209
-------------------------------------------------

             Retail - Specialty (0.4%)
     39,700  Abercrombie & Fitch Co. *      1,189
-------------------------------------------------

             Services - Commercial
               & Consumer (0.1%)
     17,000  Dun & Bradstreet Corp.           476
-------------------------------------------------

             Telecommunications -
               Cellular/Wireless (0.3%)
     55,000  360 Communications Co. *       1,059
-------------------------------------------------

             Telecommunications -
               Long Distance (0.7%)
     37,000  Sprint Corp.                   2,167
-------------------------------------------------

             Tobacco (0.5%)
     36,000  Philip Morris Companies, Inc.  1,566
-------------------------------------------------

             Waste Management (0.5%)
     16,000  Browning-Ferris Industries,
               Inc.                           571
     42,000  Waste Management, Inc.         1,034
-------------------------------------------------
                                            1,605
-------------------------------------------------

             Total domestic stocks
              (cost: $51,855)              81,827
-------------------------------------------------

   Principal
    Amount
    (000)
     ---

          U.S. Government & Agency Issue
             Discount Note (4.1%)
   13,185    Federal Home Loan Bank,
              5.60%, 12/01/97
              (cost: $13,181)              13,181
-------------------------------------------------

             Total investments
              (cost: $252,659)           $318,134
=================================================




----------------------
*Non-income producing.




                                   Portfolio Summary by Industry
                                   -----------------------------

                           Telephones                                     5.0%
                           Banks - Major Regional                         4.9
                           Auto Parts                                     4.5
                           U.S. Government & Agency Issues                4.1
                           Drugs                                          3.4
                           Computer Software & Services                   3.3
                           Oil - International Integrated                 3.1
                           Oil & Gas - Exploration & Production           2.7
                           Communication - Equipment Manufacturers        2.5
                           Oil & Gas - Drilling/Equipment                 2.5
                           Banks - Money Center                           2.2
                           Services - Commercial & Consumer               2.2
                           Manufacturing - Diversified Industries         2.0
                           Beverages - Nonalcoholic                       1.9
                           Electric                                       1.9
                           Retail - Specialty                             1.9
                           Machinery - Diversified                        1.8
                           Medical Products & Supplies                    1.8
                           Electronics - Semiconductors                   1.7
                           Insurance - Multi-Line Companies               1.7
                           Iron & Steel                                   1.7
                           Metals/Mining                                  1.7
                           Retail - Food                                  1.7
                           Automobiles                                    1.5
                           Household Products                             1.5
                           Manufacturing - Specialized                    1.4
                           Chemicals - Specialty                          1.3
                           Chemicals                                      1.2
                           Foreign Conglomerate                           1.2
                           Oil - Domestic Integrated                      1.2
                           Telecommunications - Long Distance             1.2
                           Building Material Group                        1.1
                           Electrical Equipment                           1.1
                           Engineering & Construction                     1.1
                           Finance - Diversified                          1.1
                           Office Equipment & Supplies                    1.0
                           Publishing                                     1.0
                           Real Estate Investment Trusts                  1.0
                           Other                                         21.6
                                                                         ----
                                                                         99.7%
                                                                         ====


World Growth Fund
Notes to Portfolio of Investments in Securities

November 30, 1997
(Unaudited)

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.


See accompanying notes to financial statements.



World Growth Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)


Net investment income:
   Income (net of foreign taxes withheld of $196):
      Dividends                                                                               $   2,270
      Interest                                                                                      376
                                                                                              ---------
         Total income                                                                             2,646
                                                                                              ---------

   Expenses:
      Management fees                                                                             1,249
      Transfer agent's fees                                                                         370
      Custodian's fees                                                                              161
      Postage                                                                                        34
      Shareholder reporting fees                                                                     16
      Trustees' fees                                                                                  2
      Registration fees                                                                              35
      Professional fees                                                                              14
      Other                                                                                           5
                                                                                              ---------
         Total expenses                                                                           1,886
                                                                                              ---------
            Net investment income                                                                   760
                                                                                              ---------

Net realized  and  unrealized  gain on  investments  and  foreign  currency:
  Net realized gain (loss) on:
      Investments                                                                                10,636
      Foreign currency transactions                                                                 (33)
  Change in net unrealized appreciation/depreciation of:
      Investments                                                                                (6,788)
      Translation of assets and liabilities in foreign currencies                                  (264)
                                                                                              ---------
            Net realized and unrealized gain                                                      3,551
                                                                                              ---------
Increase in net assets resulting from operations                                              $   4,311
                                                                                              =========


See accompanying notes to financial statements.



World Growth Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)



                                                                             11/30/97          5/31/97
                                                                             --------          -------
From operations:
   Net investment income                                                   $      760      $    1,674
   Net realized gain on investments                                            10,636          16,932
   Net realized loss on foreign currency transactions                             (33)            (44)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                              (6,788)         23,641
      Foreign currency translations                                              (264)            (14)
                                                                           ----------      ----------
      Increase in net assets resulting from operations                          4,311          42,189
                                                                           ----------      ----------

Distributions to shareholders from:
   Net investment income                                                       (1,108)         (2,331)
                                                                           ----------      ----------
   Net realized gains                                                          (9,187)        (15,223)
                                                                           ----------      ----------

From capital share transactions:
   Proceeds from shares sold                                                   44,868          79,486
   Shares issued for dividends reinvested                                      10,179          17,378
   Cost of shares redeemed                                                    (36,773)        (81,892)
                                                                           ----------      ----------
      Increase in net assets from capital share transactions                   18,274          14,972
                                                                           ----------      ----------
Net increase in net assets                                                     12,290          39,607
Net assets:
   Beginning of period                                                        306,799         267,192
                                                                           ----------      ----------
   End of period                                                           $  319,089      $  306,799
                                                                           ==========      ==========

Undistributed net investment income included in net assets:
   Beginning of period                                                     $    1,048      $    1,639
                                                                           ==========      ==========
   End of period                                                           $      667      $    1,048
                                                                           ==========      ==========

Change in shares outstanding:
   Shares sold                                                                  2,576           5,168
   Shares issued for dividends reinvested                                         575           1,176
   Shares redeemed                                                             (2,112)         (5,363)
                                                                           ----------      ----------
      Increase in shares outstanding                                            1,039             981
                                                                           ==========      ==========


See accompanying notes to financial statements.



World Growth Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the World Growth Fund (the Fund). The Fund's investment objective is capital appreciation.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to increase accumulated undistributed net investment income and to decrease accumulated net realized gain on investments by $110,706.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $75,087,952 and $69,939,834, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $86,179,420 and $20,704,143, respectively.

(5)   Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1997, the terms of open foreign currency contracts were as follows (in thousands):


                                      U.S. Dollar                          U.S. Dollar     Unrealized
 Exchange        Currency to be       Value as of     Currency to be       Value as of    Appreciation
   Date             Delivered          11/30/97          Received           11/30/97     (Depreciation)
   ----             ---------          --------          --------           --------      ------------

12/01/97     4,035 Austrian Schilling  $    325       330 U.S. Dollar       $   330          $  5
12/01/97       12,357 Belgian Franc         340       346 U.S. Dollar           346             6
12/01/97         17 Deutsche Mark             9         9 U.S. Dollar             9             -
12/01/97     287,644 Indonesian Rupiah       79        82 U.S. Dollar            82             3
12/01/97     163,973 Indonesian Rupiah       45        45 U.S. Dollar            45             -
12/01/97       62 Netherlands Guilder        31        31 U.S. Dollar            31             -
12/01/97          48 U.S. Dollar             48       257 Finnish Markka         48             -
12/02/97     194,255 Indonesian Rupiah       53        54 U.S. Dollar            54             1
12/02/97      4,821 Indonesian Rupiah         1         1 U.S. Dollar             1             -
12/03/97      4,528 Indonesian Rupiah         1         1 U.S. Dollar             1             -
12/03/97       44 Netherlands Guilder        22        22 U.S. Dollar            22             -
12/03/97          225 U.S. Dollar           225       329 Australian Dollar     225             -
12/03/97          274 U.S. Dollar           274     1,461 Finnish Markka        274             -
12/04/97      4,118 Indonesian Rupiah         1         1 U.S. Dollar             1             -
12/04/97          222 U.S. Dollar           222       323 Australian Dollar     221            (1)
12/08/97      3,480 Indonesian Rupiah         1         1 U.S. Dollar             1             -
                                       --------                             -------          ----
                                       $  1,677                             $ 1,691          $ 14
                                       ========                             =======          ====

(6)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7)   Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                              Six-month                                         Eight-month
                            Period Ended                                       Period Ended     Year Ended
                            November 30,           Year Ended May 31,             May 31,      September 30,
                                                   -----------------
                                1997          1997        1996         1995        1994            1993
                                ----          ----        ----         ----        ----            ----
Net asset value at
   beginning of period      $    16.84    $    15.50   $    12.96   $    12.71   $    11.80    $   10.00
Net investment income              .06           .11          .12          .07          .04(b)       .05
Net realized and
   unrealized gain                 .23          2.28         2.73          .46          .93         1.75
Distributions from net
   investment income              (.06)         (.14)        (.08)         -           (.01)         -
Distributions of realized
   capital gains                  (.50)         (.91)        (.23)        (.28)        (.05)         -
                            ----------    ----------   ----------   ----------   ----------    ---------
Net asset value at
   end of period            $    16.57    $    16.84   $    15.50   $    12.96   $    12.71    $   11.80
                            ==========    ==========   ==========   ==========   ==========    =========
Total return (%) *                1.50         16.52        22.43         4.26         8.25        18.00
Net assets at end
   of period (000)          $  319,089    $  306,799   $  267,192   $  200,745   $  143,367    $  68,818
Ratio of expenses to
   average net assets (%)         1.13(a)       1.20         1.27         1.28         1.28(a)      1.70
Ratio of net investment
   income to average
   net assets (%)                  .44(a)        .63          .96          .69          .42(a)       .75
Portfolio turnover (%)           23.51         50.02        60.97        58.88        37.64        45.57
Average commission rate
   paid per share +         $    .0069    $    .0088   $    .0006

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.
